Exhibit 99.1

IoT Leader KORE Announces Innovative Redemption Backstop Convertible Bond to Facilitate Public Listing

Cerberus-sponsored SPAC and target company KORE partner with funds managed by affiliates of Fortress Investment Group LLC (“Fortress”) on a novel liquidity facility to help ensure a successful deal closing.

ATLANTA (July 28, 2021) – KORE, a global leader in Internet of Things (“IoT”) Solutions and worldwide IoT Connectivity-as-a-Service (“IoT CaaS”), today announced the signing of a backstop facility that will be available, if necessary, to provide additional liquidity at closing of the proposed business combination with Cerberus Telecom Acquisition Corporation (“CTAC”, NYSE: CTAC.U, CTAC, CTAC WS) in the event of redemptions by CTAC public shareholders.

On July 27, 2021, KORE signed a Backstop Agreement with Fortress Credit Corp. which provides KORE/CTAC with the ability to borrow up to $120 million, if necessary, to help satisfy the minimum cash condition at the closing of the merger with CTAC. Any notes issued under the facility will be issued at par, bear interest at the rate of 5.50% per annum, and will have a maturity of seven years. Upon the closing of the merger and at the lenders option, the notes may be convertible into shares of the public company’s common stock at $12.50 per share. At any time after the 2-year anniversary, the company may redeem the notes for cash or force conversion into shares at $16.25. The backstop agreement contains a customary six month lock up post-merger closing, prohibiting Fortress from hedging the senior unsecured convertible notes by short selling the company’s common stock or hedging the notes via the company’s warrants or options.

“KORE put this financing facility in place to help ensure we meet all of the conditions to close on our merger with CTAC,” said KORE President and CEO Romil Bahl. “KORE has been around for almost two decades, pioneering the IoT industry. We have built a strong moat around our business by assembling 44 back-end integrations with telecom carriers around the world, acquiring and nurturing more than 3,600 customers, and putting in place a growth strategy focused on becoming a one-stop shop for IoT solutions in five industry sectors, all of which we expect will solidify our position as the independent global IoT leader. We view our business combination with CTAC, and the increased certainty to closing that combination provided by the Backstop Facility, as an important next step in our continuing success as a company.”

KORE is expected to publicly list during the third quarter, subject to the completion of the merger with CTAC including satisfaction or waiver of the minimum cash condition.

“We worked with KORE and our great long-time partners at Fortress to secure this backstop facility as a preemptive measure to remove the redemption risk that currently exists in the SPAC market” said CTAC CEO Tim Donahue. “Given KORE’s recent announcements concerning its record Q1 earnings and continued positive business trajectory, we remain steadfast in our confidence that the public shareholders of CTAC will vote in favor of the transaction. We felt this facility was a prudent back-up measure to give us further certainty that the transaction will be completed, and KORE will become a successful public company.”

“We are pleased to partner again with Cerberus and to increase our investment in KORE,” said Fortress Managing Director Leslee Cowen. “With strong financials, earnings visibility, accelerating growth, and a world class management team and board, we believe KORE is positioned for great success as a public company in the fast growing, critically important area of IoT.”

About KORE

KORE is a pioneer, leader, and trusted advisor delivering mission critical IoT solutions and services. We empower organizations of all sizes to improve operational and business results by simplifying the complexity of IoT. Our deep IoT knowledge and experience, global reach, purpose-built solutions, and deployment agility accelerate and materially impact our customers’ business outcomes. For more information, visit www.korewireless.com.

ABOUT CTAC

CTAC is a blank check company formed by an affiliate of Cerberus Capital Management, L.P., a global leader in alternative investing. CTAC is led by CEO Tim Donahue, former Executive Chairman of Sprint Nextel and former CEO of Nextel Communications, and is proud to have the support of a distinguished advisory board comprised of senior executives and business leaders from the information and communications technology sector. For more information, visit www.cerberusacquisition.com.

ABOUT Fortress

Fortress Investment Group LLC is a leading, highly diversified global investment manager with approximately $53.1 billion of assets under management as of March 31, 2021. Founded in 1998, Fortress manages assets on behalf of approximately 1,800 institutional clients and private investors worldwide across a range of credit and real estate, private equity and permanent capital investment strategies. For more information, visit www.Fortress.com.

Contacts

KORE

Media and Investors:

Jean Creech Avent

Vice President, Investor Relations and Public Relations

jcreechavent@korewireless.com

+1-843-986-8229

Investors

investors@korewireless.com

Or

Investors:

Matt Glover and Cody Slach

Gateway Group, Inc.

KORE@gatewayir.com

+1-949-574-3860

Important Information and Where to Find It

This press release references the proposed merger transaction announced previously involving Cerberus Telecom Acquisition Corp. (“CTAC”) and KORE. CTAC and King Pubco, Inc. (“Pubco”) filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of CTAC and a prospectus of Pubco, and CTAC will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to the stockholders of CTAC, seeking required stockholder approval. Before making any voting or investment decision, investors and security holders of CTAC are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by CTAC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by CTAC with the SEC may be obtained free of charge from CTAC’s website at www.cerberusacquisition.com or upon written request to Cerberus Telecom Acquisition Corp., 875 Third Avenue, New York, NY 10022.

This press release, similar to the previous announcement, does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

CTAC, KORE and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CTAC, in favor of the approval of the merger. Information regarding CTAC’s and KORE’s directors and executive officers and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of CTAC or KORE’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CTAC and/or KORE. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of COVID-19; risks related to the rollout of KORE’s business and the timing of expected business milestones; changes in the assumptions underlying KORE’s expectations regarding its future business; the effects of competition on KORE’s future business; and the outcome of judicial proceedings to which KORE is, or may become a party. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that KORE presently does not know or that KORE currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect KORE’s expectations, plans or forecasts of future events and views as of the date of this press release. KORE and CTAC anticipate that subsequent events and developments will cause these assessments to change. However, while KORE and/or CTAC may elect to update these forward-looking statements at some point in the future, each of KORE and CTAC specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing KORE’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.